UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2023
______________________
ATI Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 McKinney Avenue,	Dallas,	Texas	75201
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (800) 289-7454
N/A
(Former name or former address, if changed since last report).
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 1, 2023, Ruby Sharma was appointed to the Board of Directors (the “Board”) of ATI Inc. (“ATI”) as a Class I director. Ms. Sharma will serve on the Audit and Risk Committee and the Technology Committee of the Board and has been designated as an Audit Committee Financial Expert for purposes of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Ms. Sharma was Managing Partner of RNB Strategic Advisors, a strategic advisory firm, from September 2018 to August 2022. She previously served as a Partner at Ernst & Young LLP from 2002 until her retirement in December 2017. Prior to that, Ms. Sharma was Senior Manager of Forensic and Litigation Services at Arthur Anderson. She currently serves as a member of the board of directors of ShotSpotter, Inc. (NASDAQ: SSTI), Nautilus, Inc. (NYSE: NLS), Aspira Women’s Health Inc. (NASDAQ: AWH) and Southwest Gas Holdings, Inc. (NYSE: SWX). She previously served as the Chair of the Audit Committee at Penn Medicine Princeton Health, as a board trustee for the National Ascend Organization and a member of the Asia Society Business Council.

The Board has determined that Ms. Sharma is an independent director under applicable New York Stock Exchange listing requirements and the Board’s own independence standards, which are included in the Company’s Corporate Governance Guidelines. As a non-employee member of the Board, she will receive the standard compensation paid to non-employee directors for service on the Board.

The Company issued a press release on March 2, 2023 to announce the appointment of Ms. Sharma to the Board, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Exhibit.

(d)	Exhibit 99.1	Press release dated March 2, 2023.
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATI Inc.
		By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, Chief Legal and Compliance Officer

Dated:	March 2, 2023